UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2020

LIBERTY OILFIELD SERVICES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38081	81-4891595
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

950 17th Street, Suite 2400

Denver, Colorado 80202

(Address of principal executive officer)

(303) 515-2800

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 31, 2020 (the “Closing Date”), Liberty Oilfield Services Inc., a Delaware corporation (the “Company”), Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company, the managing member of which is the Company (“US Buyer”), LOS Canada Operations Inc., a British Columbia corporation, and indirect, wholly owned subsidiary of US Buyer (“Canadian Buyer”), Schlumberger Technology Corporation, a Texas corporation (“Schlumberger US”), and Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta (“Schlumberger Canada” and, together with Schlumberger US, the “Schlumberger Parties”) completed the previously announced transactions contemplated by that certain Master Transaction Agreement, dated as of August 31, 2020, by and among the Company, US Buyer, Canadian Buyer and the Schlumberger Parties (the “Transaction Agreement”), pursuant to which US Buyer and Canadian Buyer acquired Schlumberger’s onshore hydraulic fracturing business in the United States and Canada, including its pressure pumping, pumpdown perforating and Permian frac sand businesses in exchange for the Aggregate Consideration (as defined below) (the “Transaction”).

The Transaction was structured as an equity sale, whereby, on the Closing Date, (a) US Buyer acquired from Schlumberger US 100% of the issued and outstanding membership interests of certain wholly owned subsidiaries of Schlumberger US holding the applicable US target assets and liabilities, in exchange for 57,377,232 shares of Class A common stock, par value $0.01 per share, of the Company (“Company Class A Common Stock”), and (b) Canadian Buyer acquired from Schlumberger Canada 100% of the issued and outstanding membership interests of a certain wholly owned subsidiary of Schlumberger Canada holding the applicable Canadian target assets and liabilities, in exchange for a non-interest bearing demand promissory note payable in either cash or equity, which note has been satisfied with 8,948,902 shares of Company Class A Common Stock (collectively, the “Aggregate Consideration).

The foregoing summary of the Transaction Agreement and the Transaction does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Transaction Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2020 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

A&R Stockholders Agreement

On the Closing Date, the Company, R/C IV Liberty Holdings, L.P., a Delaware limited partnership (“R/C Holdings”), R/C Energy IV Direct Partnership, L.P., a Delaware limited partnership (“R/C Partnership” and, together with R/C Holdings “Riverstone”), Schlumberger US and Schlumberger Canada entered into an Amended and Restated Stockholders Agreement (the “A&R SHA”). Pursuant to the A&R SHA, the Company, Riverstone, Schlumberger US and Schlumberger Canada are obligated to use reasonable best efforts to cause the following nominees to be elected to serve as director on the Board of Directors of the Company (the “Board”):

(a)

if Riverstone and its affiliates collectively beneficially own at least the number of shares of Company Class A Common Stock and Class B common stock, par value $0.01 per share, of the Company (“Company Class B Common Stock,” and, together with the Company Class A Common Stock, the “Company Common Stock”) as such persons owned immediately prior to the closing of the Transaction (the “Closing”), up to two nominees designated by Riverstone who are reasonably acceptable to the Governance Committee and each of whom qualifies as an independent director;

(b)

if Riverstone and its affiliates collectively beneficially own at least 10% of the outstanding shares of Company Common Stock, up to one nominee designated by Riverstone who is reasonably acceptable to the Governance Committee and who qualifies as an independent director;

(c)

if Schlumberger US, Schlumberger Canada and their affiliates collectively beneficially own at least 20% of the outstanding shares of Company Common Stock, up to two nominees designated by either of Schlumberger US or Schlumberger Canada who are reasonably acceptable to the Governance Committee and each of whom qualifies as an independent director; and

(d)

if Schlumberger US, Schlumberger Canada and their affiliates collectively beneficially own at least 10% of the outstanding shares of Company Common Stock, up to one nominee designated by either of Schlumberger US or Schlumberger Canada who is reasonably acceptable to the Governance Committee and who qualifies as an independent director.

Pursuant to the A&R SHA, neither Schlumberger US nor Schlumberger Canada will, (i) for a period of nine months from the Closing, transfer or dispose of (or take other analogous actions in accordance with the terms of the A&R SHA) any economic, voting or other rights in or to their issued shares, other than certain permitted transfers and, (ii) for a period of four years from the Closing, make any transfer of Company Common Stock to any direct competitor of the Company or to any person that is subject to, or by virtue of such transfer would become subject to, the reporting obligations under Schedule 13D under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to Company Common Stock (the “Lock-Up and Transfer Restrictions”).

Pursuant to the A&R SHA, each of Schlumberger US and Schlumberger Canada and their affiliates will be subject to customary standstill restrictions in accordance with which such parties will agree not to, among other things, acquire beneficial ownership of any equity securities of the Company or publicly seek or encourage any offer or proposal for a merger or similar transaction involving the Company during the period commencing on the date of the A&R SHA and continuing until the fourth anniversary of the Closing Date (the “Standstill”).

The A&R SHA will terminate with respect to Schlumberger US and Schlumberger Canada at the earliest of (i) such time as Schlumberger US and Schlumberger Canada no longer beneficially own at least 10% of the outstanding shares of Company Common Stock and are no longer subject to the Standstill and the Lock-Up and Transfer Restrictions under the A&R SHA, (ii) such time as Schlumberger US and Schlumberger Canada do not beneficially own any shares of Company Common Stock and (iii) the written agreement of Schlumberger US, Schlumberger Canada and the Company terminating the agreement. The A&R SHA will terminate with respect to Riverstone at the earliest of (i) such time as Riverstone and its affiliates no longer beneficially own at least 10% of the outstanding shares of Company Common Stock and (ii) the delivery of written notice to the Company by Riverstone of the termination of the agreement with respect to Riverstone.

The foregoing summary of the A&R SHA does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the A&R SHA, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

A&R Registration Rights Agreement

On the Closing Date, the Company entered into an Amended and Restated Registration Rights Agreement (the “A&R RRA”) with Schlumberger US, Schlumberger Canada and each of the other holders identified therein (the “Holders”) pursuant to which, among other things, and subject to certain limitations set forth therein, certain Holders, including Riverstone and the Schlumberger Parties (the “Sponsoring Holders”), have customary demand registration rights and the Company is obligated to prepare and file a registration statement registering the offer and sale of all of the Schlumberger Parties’ shares of Company Class A Common Stock.

In addition, pursuant to the Registration Rights Agreement, the Sponsoring Holders have the right to require the Company, subject to certain limitations set forth therein, to effect a distribution of any or all of their shares of Company Class A Common Stock by means of an underwritten offering. The Company is not obligated to effect any underwritten offering unless the dollar amount of the registrable securities of the Sponsoring Holder(s) demanding such underwritten offering to be included therein is reasonably likely to result in gross sale proceeds of at least $25 million.

The A&R RRA also provides Holders with certain customary piggyback registration rights.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances.

The foregoing summary of the A&R RRA does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the A&R RRA, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On December 31, 2020, Riverstone delivered to the Company written notice (the “Termination Notice”) requesting the termination of that certain Stockholders Agreement, dated as of January 17, 2018, by and among the Company, Riverstone, Laurel Road II, LLC, Concentric Equity Partners II, L.P., Liberty, LLC, Bay Resource Partners, L.P., Bay II Resource Partners, L.P., Thomas E. Claugus, GMT Exploration, LLC, and SH Ventures LOS, LLC (the “IPO Stockholders Agreement”). In accordance with the Termination Notice and the terms of the IPO Stockholders Agreement, the IPO Stockholders Agreement was terminated on December 31, 2020.

A description of the material terms and conditions of the IPO Stockholders Agreement is contained in the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2018 and incorporated herein by reference. The information set forth above under Item 1.01 that relates to the relationship between the Company and Riverstone is incorporated into this Item 1.02 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 3.02 by reference.

The securities of the Company that are issued as part of the Aggregate Consideration will not initially be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in Item 1.01 regarding the A&R SHA and A&R RRA above is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The disclosure set forth in Item 1.01 regarding the A&R SHA above is incorporated into this item 5.02 by reference.

On December 31, 2020, Messrs. N. John Lancaster, Jr. and Jesal Shah notified the Company that they intended to resign from the Company’s Board, effective as of the closing of the Transaction.

In connection with Messrs. Lancaster and Shah’s resignations, effective as of the Closing Date, pursuant to the terms of the A&R SHA and as approved by the Board, Messrs. Simon Ayat and James McDonald were appointed to fill two positions on the Board. Accordingly, after the Closing Date, the Board will be comprised of nine members, consisting of the seven members serving on the Board prior to completion of the Transaction and the newly appointed Messrs. Ayat and McDonald.

Mr. Ayat and Mr. McDonald are not related to any officer or director of the Company. With respect to each of Mr. Ayat and Mr. McDonald, there are no arrangements or understandings between such director and any other persons pursuant to which he will serve as a director, other than the A&R SHA. There are no transactions or relationships between either Mr. Ayat or Mr. McDonald and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 4, 2021, the Company and the Schlumberger Parties issued a joint press release announcing the consummation of the Transaction. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As permitted under this item, the Company will file the historical financial statements required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

As permitted under this item, the Company will file the pro forma financial information required to be filed by this item by amendment to this Current Report not later than 71 days after the date this Current Report is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Master Transaction Agreement, dated as of August 31, 2020, by and among Schlumberger Technology Corporation, Schlumberger Canada Limited, Liberty Oilfield Services New HoldCo LLC, LOS Canada Operations Inc. and Liberty Oilfield Services Inc.* (1)

4.1	Amended and Restated Stockholders Agreement, dated as of December 31, 2020, by and among Liberty Oilfield Services Inc., Riverstone and the Schlumberger Parties.

10.1	Amended and Restated Registration Rights Agreement, dated as of December 31, 2020, by and among Liberty Oilfield Services Inc., the Schlumberger Parties, and the Holders.

99.1	Joint Press Release, dated as of January 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XRBL document).

(1)	Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K, filed on September 1, 2020.
*	All schedules to the Transaction Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2021

LIBERTY OILFIELD SERVICES INC.

By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel and Corporate Secretary